Risk Management Arising From Financial Instruments	12 Months Ended
Dec. 31, 2018
Risk Management Arising From Financial Instruments [abstract]
Risk Management Arising From Financial Instruments

Note 35 – Risk Management Arising From Financial Instruments

Fair value

The carrying value of cash and cash equivalents, restricted cash, trade and other receivables, trade and other payables and contract assets, and contract liabilities approximates their fair value given their short-term nature. The carrying value of the non-current financial liabilities approximates their fair value given the difference between the discount rates used to recognize the liabilities in the consolidated balance sheets and the market rates of interest is insignificant.

Fair value measurements recognized in the consolidated balance sheets must be categorized in accordance with the following levels:

(i)	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;

(ii)	Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

(iii)	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The fair value of the liabilities relating to the RSUs and DSUs is classified as Level 1.  The fair value of the warrants are classified as Level 2.

The Company has not transferred any financial instruments between Levels 1, 2, or 3 of the fair value hierarchy during the year ended December 31, 2018.

Financial instruments are classified under IFRS 9 into one of the following measurement categories: financial assets at FVPL; financial liabilities at FVPL; financial assets at amortized cost, financial liabilities at amortized cost, and financial assets at FVOCI.

The following table summarizes information regarding the measurement category of the Company’s financial instruments under IFRS 9 (and where different the previous measurement category under IAS 39) and their carrying amounts (which did not change as a result of the adoption of IFRS 9):

At December 31,	2018	2017
		Restated (Note 5)
Cash and cash equivalents	$7,561	$21,511
Restricted cash (current and non-current)	1,176	903
Restricted cash – non-current
Trade and other receivables, including contract assets	12,951	15,959
Financial assets at amortized cost (IAS 39 - Loans and receivables)	$21,688	$38,373
Trade and other payables	$9,068	$9,736
Long-term debt and repayable government contribution (current and non-current)	8,049	11,240
Operating borrowings	–	1,200
Contract liabilities, current and non-current	16,001	14,044
Capital lease	33	44
Financial liabilities at amortized cost (IAS 39 - Other financial liabilities)	$33,151	$36,264
DSU liability	730	1,406
Warrants	11	409
Financial liabilities at fair value through profit or loss	$741	$1,815

Liquidity risk

The Company has sustained losses and negative cash flows from operations since its inception.  At December 31, 2018, the Company had $7,561  (2017  – $21,511) of current unrestricted cash and cash equivalents.  Liquidity risk is the risk the Company will encounter difficulty in meeting its financial obligations associated with financial liabilities that are settled by delivering cash or another financial asset. The Company is exposed to liquidity risk as it continues to have net cash outflows from its operations. The Company’s objective for liquidity risk management is to maintain sufficient liquid financial resources to fund the consolidated balance sheets, pursue growth and development strategies, and to meet commitments and obligations in the most cost-effective manner possible. The Company achieves this by maintaining sufficient cash and cash equivalents and managing working capital. The Company monitors its financial position on a monthly basis at minimum, and updates its expected use of cash resources based on the latest available data. Such forecasting takes into consideration the Company’s financing plans and compliance with internal targets. A significant portion of the Company’s financial liabilities is classified as current liabilities, as settlement is expected within one year.

There are uncertainties related to the timing and use of the Company’s cash resources and working capital requirements. These uncertainties include, among other things, the timing and volume of commercial sales and associated gross margin of our existing products and the development of markets for, and customer acceptance of, new products. The Company’s operations may not generate sufficient cash flow to fund our obligations. As such, these obligations will be funded out of existing and forecasted cash resources. Hydrogenics may need to take additional measures to increase its liquidity and capital resources, including obtaining additional debt or equity financing, pursuing joint-venture arrangements, equipment financings or other receivables financing arrangements. Hydrogenics may experience difficulty in obtaining satisfactory financing terms. Failure to obtain adequate financing on satisfactory terms could have a material adverse effect on Hydrogenics’ results of operations or financial condition. On December 21, 2018, the Company announced it had entered into a subscription agreement for gross proceeds of $20,520 as described in note 37.

The following table details the Company’s contractual maturity for its net financial liabilities. The information presented is based on the earliest date on which the Company can be required to pay and represents the undiscounted cash flow including principal and interest.

	Due in less	Due in 1-3	Due in 4-5
At December 31, 2018	than 1 year	years	years
Trade and other payables	$9,068	$–	$–
DSU liability	730	–	–
Warrants	11	–	–
Long-term debt – Province of Ontario and EDC	3,760	6,493	7
Total	$13,569	$6,493	$7

	Due in less	Due in 1-3	Due in 4-5
At December 31, 2017	than 1 year	years	years
Trade and other payables	$9,736	$–	$–
DSU liability	1,406	–	–
Operating borrowings	1,200	–	–
Warrants	409	–	–
Long-term debt – Province of Ontario and EDC	4,653	7,243	3,123
Total	$17,404	$7,243	$3,123

Credit risk

Credit risk arises from the risk one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The Company is exposed to credit risk from customers. At December 31, 2018, the Company’s two largest customers accounted for 22% of revenue (31% at December 31, 2017) and 14% of accounts receivable (2017 – 48%).  In order to minimize the risk of loss for trade receivables, the Company’s extension of credit to customers involves a review and approval by senior management as well as progress payments as contracts are executed and in some cases, irrevocable letters of credit. The majority of the Company’s sales are invoiced with payment terms between 30 and 60 days. The Company’s objective is to minimize its exposure to credit risk from customers in order to prevent losses on financial assets by performing regular monitoring of overdue balances and to provide an allowance for potentially uncollectible accounts receivable.

The Company’s trade and other receivables have a carrying value of $3,313 at December 31, 2018  (2017  –$6,466), representing the maximum exposure to credit risk of those financial assets, exclusive of the loss allowance.

The aging of these receivables is as follows:

At December 31,	2018	2017
Not due	76%	77%
Less than 30 days past due	8	11
Less than 60 days past due, more than 30 days past due	1	1
More than 60 days past due	15	11
Total	100%	100%

The Company’s gross exposure to credit risk for trade receivables by geographic area at December 31 was as follows:

At December 31,	2018	2017
Europe	62%	64%
North America	5	4
Asia	31	30
Rest of world	2	2
Total	100%	100%

The Company applies the simplified approach to providing for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables and contract assets. To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. The contract assets relate to unbilled work in progress and have substantially the same risk characteristics as the trade receivables for the same type of contracts. The Company has therefore determined that the expected loss rates for trade receivables are a reasonable approximation of the loss rates for the contract assets. The loss allowance at January 1, 2018 was determined on a combined company wide basis follows for both trade receivables and contract assets based upon the Company’s historic default rates over the expected life of trade receivables and contract assets adjusted for forward looking estimates.

January 1, 2018:	Not yet due	Less than 31 days past due	31-60 days past due	More than 60 days past due	Total

Expected loss rate	0.01%	0.05%	0.21%	1.34%
Gross carrying amount	$ 9,849	$ 2,482	$ 166	$ 1,192	$ 13,689
Loss allowance	$ 1	$ 1	$ 0	$ 16	$ 18

The loss allowance for trade receivables and contract assets as at December 31, 2017 reconciled to the opening loss allowances on January 1, 2018 is as follows:

	Contract Assets	Trade and other receivables	Total
At December 31, 2017 under IAS 39	$ -	$ 943	$ 943
Write-off of amounts deemed uncollectible against gross receivables	-	(925)	(925)

Opening loss allowance as at January 1, 2018	$ -	$18	$18

The loss allowance at December 31, 2018 was determined as follows for both trade receivables and contract assets:

December 31, 2018:	Not yet due	Less than 31 days past due	31-60 days past due	More than 60 days past due	Total

Expected loss rate	0.1%	2.6%	3.1%	0.9%
Gross carrying amount	$ 8,334	$ 529	$ 96	$ 577	$ 9,536
Loss allowance	$ 8	$ 14	$ 3	$ 5	$ 30

Trade receivables and contract assets are written off when there is no reasonable expectation of recovery. During the year the Company made no write-offs of trade receivables and does not expect to receive future cash flow or recoveries from collection of cash flows previously written off.

The Company may also have credit risk relating to cash and cash equivalents and restricted cash, which it manages by dealing with chartered Canadian, Belgian and German banks. The credit risk is limited because the counterparties are chartered banks with high credit ratings assigned by international credit rating agencies. In addition, the Company minimizes exposure to credit risk by strategically managing cash balances at individual banks. As well, the Company may also fund working capital by leveraging credit facilities that are not 100% secured by cash, resulting in a mitigation of credit risk at the corresponding bank.

The Company’s objective is to minimize its exposure to credit risk in order to prevent losses on financial assets by placing its investments in lower risk bank acceptances at these banks. The Company’s cash and cash equivalents and restricted cash was $8,737 at December 31, 2018  (2017  – $22,414), representing the maximum exposure to credit risk of these financial assets.  Approximately 99%  (2017 – 98%) of the Company’s cash and cash equivalents and restricted cash at December 31, 2018 was held by four financial institutions.

The Company’s exposure to credit risk relating to cash and cash equivalents and restricted cash on deposit segmented by geographic area at December 31, 2018 and 2017 was as follows:

	2018	2017
Canada	37%	65%
Belgium	61	30
Germany	2	5
	100%	100%

Foreign currency risk

Foreign currency risk arises because of fluctuations in exchange rates. The Company conducts a significant portion of its business activities in currencies other than the Company’s functional currency of US dollars and the functional currency of its Belgium and German subsidiaries (euro).  This primarily includes Canadian dollar transactions at the parent company and US dollar transactions at the Company’s subsidiaries in Belgium and Germany.

The Company’s objective in managing its foreign currency risk is to minimize its net exposure to foreign currency cash flows by converting foreign denominated financial assets into the applicable currency of the subsidiary to the extent practicable to match the obligations of its financial liabilities. The Company also periodically enters into foreign exchange forward contracts to limit its exposure to foreign currency rate fluctuations. There were no foreign exchange forward contracts in place at December 31, 2018 or at December 31, 2017.

Financial assets and financial liabilities denominated in foreign currencies will be affected by changes in the exchange rate between the functional currency and these foreign currencies.  This primarily includes cash and cash equivalents; trade and other receivables; contract assets; trade and other payables; contract liabilities and other long-term financial liabilities, which are denominated in foreign currencies.

The Company recognized a net foreign exchange gains of $144 for the year ended December 31, 2018 (2017  – $635).

At December 31, 2018, if the Canadian dollar had strengthened/weakened by 10% against the US dollar, with all other variables held constant, the net loss would have been lower/higher by approximately $870 as a result of foreign exchange on the translation of Canadian dollar denominated balances.

At December 31, 2018, if the euro had strengthened/weakened by 10% against the US dollar, with all other variables held constant, the net loss would have been lower/higher by approximately $445 as a result of foreign exchange on the translation of euro denominated balances.

Interest rate risk

Cash flow interest rate risk arises because of the fluctuation in market interest rates.  The Company’s objective in managing interest rate risk is to maximize the return on its cash and cash equivalents and restricted cash. The Company is subject to interest rate risk on its short-term borrowings offset by cash and cash equivalents. The Company’s borrowings include both fixed and variable interest rates.  Given the prevailing interest rates earned by the Company’s short-term investments, a 100 basis point increase or decrease would have minimal impact on the Company’s results.